     As filed with the Securities and Exchange Commission on September 8, 2000
                                                      Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------


                                  ABGENIX, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                    94-3248826
  (State of Incorporation)                 (I.R.S. Employer Identification No.)

                           --------------------------

                              7601 DUMBARTON CIRCLE
                                FREMONT, CA 94555
                                 (510) 608-6500
                    (Address of principal executive offices)


                           --------------------------


                            1996 INCENTIVE STOCK PLAN
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)


                                 R. SCOTT GREER
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  ABGENIX, INC.
                              7601 DUMBARTON CIRCLE
                                FREMONT, CA 94555
                                 (510) 608-6500
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                           --------------------------

                                   Copies to:
                              ROBERT L. JONES, ESQ.
                               ANDREA VACHSS, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               PALO ALTO, CA 94306
                                 (650) 843-5000

                           --------------------------

                         CALCULATION OF REGISTRATION FEE

=========================== ======================== ======================== ======================== ========================
                                                        PROPOSED MAXIMUM         PROPOSED MAXIMUM
   TITLE OF SECURITIES                                      OFFERING                 AGGREGATE                AMOUNT OF
     TO BE REGISTERED       AMOUNT TO BE REGISTERED    PRICE PER SHARE (1)      OFFERING PRICE (1)        REGISTRATION FEE
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
 Stock Options and Common
 Stock (par value $.0001)       1,796,092 shares            $70.69               $126,965,743               $33,519
=========================== ======================== ======================== ======================== ========================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on September 6, 2000 as reported on the Nasdaq National Market.


The chart below details the calculations of the registration fee:

---------------------------------------- ---------------------------- ------------------------- ----------------------
                                                                                                  PROPOSED MAXIMUM
                                                                          PROPOSED MAXIMUM       AGGREGATE OFFERING
              SECURITIES                      NUMBER OF SHARES        OFFERING PRICE PER SHARE          PRICE
---------------------------------------- ---------------------------- ------------------------- ----------------------
Shares issuable pursuant to the
1996 Incentive Stock Plan                            1,200,000                $70.69                $ 84,828,000
---------------------------------------- ---------------------------- ------------------------- ----------------------
Shares issuable pursuant to the
1998 Employee Stock Purchase Plan                      596,092                $70.69                $ 42,137,743
---------------------------------------- ---------------------------- ------------------------- ----------------------
Proposed Maximum Offering Price                                                                     $126,965,743
---------------------------------------- ---------------------------- ------------------------- ----------------------
Registration Fee                                                                                    $     33,519
---------------------------------------- ---------------------------- ------------------------- ----------------------

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


         The contents of Registration Statement on Form S-8 (No. 33-66055) filed with the Securities and Exchange Commission on October 23, 1998 are incorporated by reference herein.

                                    EXHIBITS

EXHIBIT
NUMBER

     5.1             Opinion of Cooley Godward LLP.

    23.1             Consent of Ernst & Young LLP, Independent Auditors.

    23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

    24.1             Power of Attorney is contained on the signature pages.

    99.1(1)(2)       1996 Incentive Stock Plan, as amended.

    99.2(1)          1998 Employee Stock Purchase Plan, as amended.

------------------------

(1) Incorporated by reference from the Company's Registration Statement on Form S-1, as amended (No. 333-49415).
(2) Incorporated by reference from the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on September 7, 2000.

                                  ABGENIX, INC.


                                  By: /s/ R. Scott Greer
                                     -------------------------------------------
                                          R. Scott Greer
                                          President and Chief Executive Officer



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints R. Scott Greer and Kurt W. Leutzinger, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                              TITLE                                   DATE

/s/ R. SCOTT GREER                                           President, Chief Executive Officer         September 7, 2000
--------------------------------------------                 and Chairman of the Board
             R. SCOTT GREER                                  (Principal Executive Officer)


/s/ KURT W. LEUTZINGER                                       Chief Financial Officer (Principal         September 7, 2000
--------------------------------------------                 Financial and Accounting Officer)
           KURT W. LEUTZINGER

/s/ M. KATHLEEN BEHRENS, PH.D.
--------------------------------------------                 Director                                   September 7, 2000
        M. KATHLEEN BEHRENS, PH.D.

/s/ RAJU S. KUCHERLAPATI, PH.D.
--------------------------------------------                 Director                                   September 7, 2000
        RAJU S. KUCHERLAPATI, PH.D.


--------------------------------------------                 Director                                   September ___, 2000
             MARK B. LOGAN

/s/ JOSEPH E. MAROUN
--------------------------------------------                 Director                                   September 7, 2000
           JOSEPH E. MAROUN

/s/ STEPHEN A. SHERWIN, M.D.
--------------------------------------------                 Director                                   September 7, 2000
        STEPHEN A. SHERWIN, M.D.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER           DESCRIPTION

     5.1             Opinion of Cooley Godward LLP.

    23.1             Consent of Ernst & Young LLP, Independent Auditors.

    23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

    24.1             Power of Attorney is contained on the signature pages.

    99.1(1)(2)       1996 Incentive Stock Plan, as amended.

    99.2(1)          1998 Employee Stock Purchase Plan, as amended.

------------------------

(1) Incorporated by reference from the Company's Registration Statement on Form S-1, as amended (No. 333-49415).
(2) Incorporated by reference from the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2000.